UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 20, 2018 (April 19, 2018)

SOUTH STATE CORPORATION

 (Exact name of registrant as specified in its charter)

South Carolina	001‑12669	57‑0799315
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

520 Gervais Street
Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277‑2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 19, 2018,  South State Corporation  (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Columbia, South Carolina.  At the Annual Meeting, there were present in person or by proxy 32,324,991 shares of the Company’s common stock, representing 87.88% of the total outstanding eligible votes.  At the Annual Meeting, the Company’s  shareholders were asked to vote on the following proposals:

(1) To elect six members of the Board of Directors to serve either three-year terms or two-year terms;
(2) To conduct a non-binding, advisory vote on the compensation of the Company’s named executive officers; and
(3) To ratify, as an advisory, non-binding vote, the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018.

The voting results for two non-routine proposals and one routine proposal (the third proposal below) follows:

(1)	Approval of a proposal to elect the following individuals as directors of the Company for three-year terms, or in the case of Jean E. Davis and James C. Cherry, two-year terms:
Nominees for Director	Votes For	Votes Withheld	Non Vote	Uncast
John C. Pollok	24,854,935	2,080,149	5,389,907	—
Cynthia A. Hartley	26,154,559	780,525	5,389,907	—
Thoma E. Suggs	25,480,140	1,454,944	5,389,907	—
Kevin P. Walker	26,713,627	221,457	5,389,907	—
James C. Cherry	26,587,218	347,866	5,389,907	—
Jean E. Davis	26,590,004	345,075	5,389,907	5

Each elected director received at least 92.2% of the voted shares in favor of their election.

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2021
John C. Pollok
Cynthia A. Hartley
Thomas E. Suggs
Kevin P. Walker

Directors Whose Terms Will Expire in 2020
Robert R. Hill, Jr.
Paula Harper Bethea
Thomas J. Johnson
Martin B. Davis
James C. Cherry
Jean E. Davis

Directors Whose Terms Will Expire in 2019
Jimmy E. Addison
Robert H. Demere, Jr.
Robert R. Horger
James W. Roquemore
Grey B. Murray

(2)	Proposal to conduct a non-binding, advisory vote on the compensation of the Company’s named executive officers:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	22,540,591	61.28%	83.68%
Voting Against	4,336,046	11.79%	16.10%
Abstain From Voting	58,447	0.16%	0.22%
Non Votes	5,389,907	14.65%
Total	32,324,991	87.88%	100.00%

(3)

Proposal to ratify, as an advisory, non-binding vote, the appointment of Dixon Hughes Goodman LLP, Certified Public Accountants, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	32,018,811	87.05%	99.06%
Voting Against	172,129	0.47%	0.53%
Abstain From Voting	134,051	0.36%	0.41%

Total	32,324,991	87.88%	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

Date:	April 20, 2018
/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer